SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS CROCI® Sector Opportunities Fund
Upon the recommendation of the fund’s investment advisor, DWS Investment Management Americas, Inc. (the “Advisor”), the Board of Trustees of Deutsche DWS Securities Trust, on behalf of the fund, has authorized the fund’s termination and liquidation, which will be effective on or about November 28, 2018 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Advisor (excluding brokerage commissions costs, which will be borne by the fund). As the Liquidation Date approaches, the fund’s assets will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective.
The fund will be closed to new investors effective the close of business on October 1, 2018. After that date, existing shareholders may continue to invest in the fund and retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.
Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange their shares may do so at net asset value without the payment of any contingent deferred sales charge (“CDSC”) and shareholders who elect to redeem their shares will receive the net asset value per share for all shares redeemed less any applicable CDSC on such redemption date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified investment vehicles.
Shareholders who redeem their shares prior to the Liquidation Date or whose shares are redeemed on the Liquidation Date, and for which they paid a sales charge, may be able to take advantage of the “reinstatement feature” if they decide to invest with DWS again within six months. With this feature, shareholders can put their money back into the same class of another DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS (this may result in shareholder tax liability for federal income tax purposes). Shareholders will be reimbursed (in the form of fund shares by the fund’s distributor) for any CDSC they paid when they redeemed shares in the fund. Future CDSC calculations will be based on the original investment date, rather than the reinstatement date.
Please Retain This Supplement for Future Reference
October 1, 2018
PROSTKR-1084

Summary Prospectus | October 1, 2018
DWS CROCI® Sector Opportunities Fund
(formerly Deutsche CROCI® Sector Opportunities Fund)
Class/Ticker	A	DSOAX	C	DSOCX	INST	DSOIX	S	DSOSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated October 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks long-term growth of capital.
Fees and Expenses of the Fund
These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class in the prospectus (p. 12), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 36) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	0.70	0.70	0.70	0.70
Distribution/service (12b-1) fees	0.25	1.00	None	None
Other expenses	0.60	0.56	0.52	0.62
Total annual fund operating expenses	1.55	2.26	1.22	1.32
Fee waiver/expense reimbursement	0.36	0.32	0.28	0.28
Total annual fund operating expenses after fee waiver/expense reimbursement	1.19	1.94	0.94	1.04
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.19%, 1.94%, 0.94% and 1.04% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$689	$297	$96	$106
3	1,003	676	360	391
5	1,339	1,181	643	697
10	2,286	2,570	1,453	1,566
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$689	$197	$96	$106
3	1,003	676	360	391
5	1,339	1,181	643	697
10	2,286	2,570	1,453	1,566
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher

1

transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 117% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund will invest in common stocks of approximately 30 companies selected from among the largest European, US and Japanese companies represented in the CROCI® Investment Strategy and Valuation Group’s database of companies evaluated using the Cash Return on Capital Invested (CROCI®) proprietary strategy.
Portfolio management will choose investments from three of the following nine global economic sectors, each of which is comprised of two or more industries (the fund will not focus on the industries within a sector):
■	Consumer Discretionary
■	Consumer Staples
■	Energy
■	Healthcare
■	Information Technology
■	Industrials
■	Materials
■	Telecom
■	Utilities
In addition, the fund may invest without limit in stocks and other securities of companies not publicly traded in the United States.
Management process. Portfolio management intends to invest in stocks of companies that it believes offer “economic value,” selected by utilizing the proprietary CROCI® strategy. Periodically, portfolio management will determine the three industry sectors that it believes offer the most favorable economic value. It will then identify approximately ten stocks within each chosen sector that it believes offer the most favorable economic value for such sector – for a typical portfolio at any given time of approximately thirty holdings.
Economic value will be determined through the use of the CROCI® proprietary strategy, among other factors. Under the CROCI® strategy, economic value is measured using various metrics, such as the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® Economic P/E Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than thirty stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
The fund is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Typically, the strategy will utilize (i) a buffer that limits replacement of a sector held in the portfolio to when its economic valuation exceeds certain thresholds relative to other sectors; and (ii) a buffer that seeks to reduce turnover by limiting the replacement of a portfolio security to when its economic valuation exceeds certain thresholds relative to other securities. Portfolio management will limit the fund’s investments consistent with the fund’s policy to not concentrate its investments in any particular industry, and will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within the DWS Group, through a licensing arrangement with the fund’s Advisor.
CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
2	DWS CROCI® Sector Opportunities Fund
Summary Prospectus    October 1, 2018

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on U.S. and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
CROCI® risk. The fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E Ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may not prove to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance.
3	DWS CROCI® Sector Opportunities Fund
Summary Prospectus    October 1, 2018

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	6.05%	March 31, 2016
Worst Quarter	-10.84%	September 30, 2015
Year-to-Date	-2.15%	June 30, 2018
Average Annual Total Returns
(For periods ended 12/31/2017 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	Since Inception
Class A before tax	6/2/2014	7.51	-0.44
After tax on distributions		6.99	-0.88
After tax on distributions and sale of fund shares		4.69	-0.37
Class C before tax	6/2/2014	13.21	0.46
INST Class before tax	6/2/2014	14.36	1.48
Class S before tax	6/2/2014	14.24	1.37
MSCI World Index (reflects no deduction for fees or expenses)		22.40	7.88
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET
4	DWS CROCI® Sector Opportunities Fund
Summary Prospectus    October 1, 2018

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
5	DWS CROCI® Sector Opportunities Fund
Summary Prospectus    October 1, 2018    DCSOF-SUM